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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 APRIL 16, 1998
                        (Date of Earliest Event Reported)


                           NATIONAL DENTEX CORPORATION
               (Exact name of registrant as specified in charter)


         MASSACHUSETTS                   0-23092               04-2762050
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)


               526 BOSTON POST ROAD, WAYLAND, MASSACHUSETTS 01778
          (Address of principal executive offices, including Zip Code)


                                 (508) 358-4422
              (Registrant's telephone number, including area code)

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ITEM 5 - OTHER EVENTS

         The registrant is filing restated Financial Data Schedules as
Exhibit 27 to this Form 8-K pursuant to Financial Accounting Standards Board ("FASB") Statement No. 128, Earnings per Share (February 3, 1998).

         The registrant has restated its earnings per share for the past three fiscal years in accordance with the accounting principle change under FASB Statement No. 128. Accordingly, the Registrant hereby submits as Exhibit 27 restated annual Financial Data Schedules for the years ended December 31, 1995, 1996 and 1997.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired:    Not Applicable

(b)      Pro Forma Financial Information:              Not Applicable

(c)      Exhibits:

         27. Financial Data Schedules for the years ended December 31, 1995, 1996 and 1997.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL DENTEX CORPORATION


Date: April 16, 1998                         By: /S/Richard F. Becker, Jr.
                                                 _________________________
                                                 Richard F. Becker, Jr.
                                                 Vice President, Finance




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